Related Parties	6 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Related Parties	Related Parties
We made purchases totaling $0.5 million and $1.4 million from our equity method investee, Officina Stellare (“OS”), in the six months ended June 30, 2024 and 2023 and there was $0.8 million and $0.3 million owed to OS and included in accounts payable at June 30, 2024 and December 31, 2023, respectively.

CF&Co, which is the beneficial owner of more than 5% of the Company’s outstanding Class A Ordinary Shares, served as the Company’s financial advisor in connection with the offering and sale of the Secured Convertible Notes. Pursuant to a letter agreement, CF&Co received a fee equal to $0.9 million after the closing of the Secured Convertible Notes. Howard Lutnick, a member of the Company’s Board of Directors, is the Chief Executive Office of CF&Co.

See Note 14 (Secured Convertible Notes) for additional details on the Secured Convertible Notes.